UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

COHEN CIRCLE ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42369	98-1634072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CCIRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCIR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share	CCIRW	The Nasdaq Stock Market LLC

Item 7.01. Regulation FD Disclosure.

Signing of Letter of Intent and Press Release

On January 13, 2025, Cohen Circle Acquisition Corp. I (“Cohen Circle” or the “SPAC”) and VEON Ltd. (Nasdaq: VEON), a global digital operator (“VEON” and, together with its subsidiaries, the “Group”), issued a joint press release announcing the signing of a letter of intent (“LOI”) to enter into a business combination (the “Business Combination”) with the aim of indirectly listing Kyivstar, VEON’s digital operator in Ukraine, on the Nasdaq Stock Market LLC in the United States.

Under the terms of the LOI, following consummation of the Business Combination, the parties expect that VEON will continue to hold at least an 80% majority stake in such publicly listed entity. The parties expect to announce additional details regarding the Business Combination upon the execution of a definitive agreement, which is expected to take place by the second quarter of 2025. The Business Combination is subject to the execution of a definitive agreement, board approval of each of VEON and Cohen Circle, approval of Cohen Circle’s shareholders, regulatory approvals, and other customary conditions to closing.

A copy of the press release is included with this Current Report on Form 8-K (this “Current Report”).

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Further, the information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of Cohen Circle under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report contains “forward-looking statements”, as the phrase is defined in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements relating to, among other things, the proposed transactions, including the execution and timing of entering into a definitive agreement in connection with the Business Combination and the Reorganization, and the expected timing of completing the proposed transactions, the expectation that Kyivstar will be the first company exclusively operating in Ukraine listed on a U.S. stock exchange, the expected impact of the proposed Business Combination, including investor interest in Kyivstar and Ukraine, the intended outcome of the consent solicitation process and the Dubai-centered future structure of the Group. These statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements in this Current Report, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination (including before any definitive agreement in connection with the Business Combination is entered into); the outcome of any legal proceedings that may be instituted against VEON Ltd., any of its subsidiaries or others following the announcement of the Business Combination; the inability to complete the Business Combination due to the failure to obtain the necessary board and shareholder approvals or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination or the contemplated reorganization that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the entry into a definitive agreement for the Business Combination or a consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of VEON Ltd. as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow, retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; and other risks and uncertainties expected to be set forth in subsequent filings in the event of the entry into a definitive agreement for the Business Combination, including a proxy statement and or prospectus relating to the Business Combination expected to be filed by the SPAC and/or a newly-formed holding company of Kyivstar in the event of the entry into a definitive agreement for the Business Combination. Forward-looking statements are inherently subject to risks and uncertainties, many of which VEON cannot predict with accuracy and some of which VEON might not even anticipate. The forward-looking statements contained in this release speak only as of the date of this release. VEON does not undertake to publicly update, except as required by U.S. federal securities laws, any forward-looking statement to reflect events or circumstances after such dates or to reflect the occurrence of unanticipated events.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement in respect of the Business Combination, or that the Business Combination will be consummated on the terms or timeframe currently contemplated, or at all. The Business Combination is subject to the execution of a definitive agreement, board approval of each of VEON and Cohen Circle, approval of Cohen Circle’s shareholders, regulatory approvals, and other customary conditions to closing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release, dated January 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2025	COHEN CIRCLE ACQUISITION CORP. I

	By:	/s/ R. Maxwell Smeal
	Name:	R. Maxwell Smeal
	Title:	Chief Financial Officer and Secretary

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